UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event
reported): October 14, 2009
Bakers Footwear Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Missouri	000-50563	43-0577980

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2815 Scott Avenue St. Louis, Missouri	63103

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:
(314) 621-0699

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On September 10, 2009 Bakers Footwear Group, Inc. (the “Company”) filed its Quarterly Report on Form 10-Q (the “Form 10-Q”), including an exhibit which consisted of the Company’s credit agreement with Private Equity Management Group, Inc. (the “Credit Agreement”). That exhibit inadvertently omitted certain immaterial information contained in the schedules to the Credit Agreement. The Company is filing this Current Report on Form 8-K solely to re-file the Credit Agreement in its entirety. Please see the Form 10-Q for subsequent amendments to the Credit Agreement.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. See Exhibit Index.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKERS FOOTWEAR GROUP, INC. (Registrant)
Date: October 14, 2009	By:	/s/ Charles R. Daniel, III
Charles R. Daniel, III
Executive Vice President, Chief Financial Officer, Controller, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
4.1*	Second Lien Credit Agreement dated February 1, 2008 by and among the Company, and Private Equity Management Group, Inc. and the Lender named therein.

*	Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the SEC.